SMITH BARNEY INVESTMENT FUNDS INC.
GROWTH OPPORTUNITY FUND

Supplement dated December 19, 1997
to Prospectus dated April 30, 1997


	The Board of Directors of Smith Barney
Investment Funds Inc. has voted to change the name of Growth Opportunity Fund, one of the funds making up
Smith Barney Investment Funds Inc., to Concert
Peachtree Growth Fund, effective December 19, 1997.
This name change does not represent a change in either investment objective or investment policies.

FD01367